QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2003

IOMED, Inc.
(Exact name of registrant as specified in its charter)

Utah	1-14059	87-0441272
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2441 South 3850 West, Salt Lake City, Utah		84120
(Address of principal executive offices)		(Zip Code)

(801) 975-1191
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

        On April 29, 2003, Iomed, Inc. issued a press release disclosing its filing of a civil complaint against two former executives, among others, alleging misappropriation of Iomed's trade secrets, interference with economic relationships and civil conspiracy. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Not Applicable.

  (b)
  Not Applicable.

  (c)
  Exhibits.

          The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release Dated April 29, 2003.
99.2	Press Release Dated April 30, 2003.

Item 9. Regulation FD Disclosure

        On April 30, 2003, the Company issued a press release announcing financial results for the quarter ended March 31, 2003. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K. The information is being furnished under Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216.

        Certain information contained in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iomed, Inc.
Date: April 30, 2003	By:	/s/ ROBERT J. LOLLINI Robert J. Lollini President and Chief Executive Officer

QuickLinks

  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure
Signature